UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Massachusetts Tax-Exempt Trust

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings California Quality Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Investment Quality Fund

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

BlackRock MuniHoldings New York Quality Fund, Inc.

BlackRock MuniHoldings Quality Fund II, Inc.

BlackRock MuniHoldings Quality Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniYield Arizona Fund, Inc.

BlackRock MuniYield California Fund, Inc.

BlackRock MuniYield California Quality Fund, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Investment Fund

BlackRock MuniYield Investment Quality Fund

BlackRock MuniYield Michigan Quality Fund, Inc.

BlackRock MuniYield New Jersey Fund, Inc.

BlackRock MuniYield New York Quality Fund, Inc.

BlackRock MuniYield Pennsylvania Quality Fund

BlackRock MuniYield Quality Fund II, Inc.

BlackRock MuniYield Quality Fund III, Inc.

BlackRock MuniYield Quality Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

June 11, 2019

Dear Shareholder:

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds listed in Appendix A to the enclosed joint proxy statement (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Monday, July 29, 2019, at 10:30 a.m. (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement.

The purpose of the meeting is to seek shareholder approval of the nominees named in the enclosed joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” and collectively, the “Boards,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the nominees named in the enclosed joint proxy statement on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they possess the requisite experience in overseeing investment companies and that their election is in your best interest.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

You have received this joint proxy statement because you were a shareholder of record of at least one of the Funds listed in Appendix A on May 30, 2019 (the “Record Date”). Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold annual meetings of shareholders at the place and on the date stated above, but at a different time. If you were also a shareholder of record on the Record Date of one or more of such other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

Your vote is important. Attendance at the annual meeting will be limited to each Fund’s shareholders as of the Record Date. If you are a record holder of a Fund’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	In person at the meeting.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Funds’ proxy solicitor, to vote your shares.

If you have any questions about the proposal to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-328-5445.

Sincerely,

Janey Ahn

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	Each Fund is required to hold an annual meeting of shareholders for the election of Board Members.

This joint proxy statement describes a proposal to approve the nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table starting on page 7 of the joint proxy statement identifies the Board Members, including the Board Nominees, for each Fund.

Q:	Will my vote make a difference?

A:	YES. Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund(s). Your vote can help ensure that the Board Nominees will be elected.

Q:	How do the Boards of the Funds recommend that I vote?

A:	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interest and unanimously recommend that you vote “FOR” each Board Nominee.

Q:	How do I vote my shares?

A:	You can provide voting instructions by telephone, by calling the toll-free number on the proxy card(s) or on the Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 29, 2019 (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of a Fund’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Are the Funds paying for the cost of the joint proxy statement?

A:	The costs associated with the joint proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $68,000 for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Georgeson, the Funds’ proxy solicitor, toll free at 1-866-328-5445.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

June 11, 2019

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2019

To the Shareholders:

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds identified below (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Monday, July 29, 2019, at 10:30 a.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement:

PROPOSAL 1.

To elect to the Board (defined below) of your Fund(s) the nominees named in the accompanying joint proxy statement.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder approval of the nominees named in the accompanying joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” and collectively, the “Boards,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

Your Board unanimously recommends that you vote “FOR” the Board Nominees with respect to which you are being asked to vote.

Shareholders of record of each Fund as of the close of business on May 30, 2019 (the “Record Date”) are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you owned shares of more than one Fund as of the Record Date, you may receive more than one proxy card or voting instruction form. Certain other BlackRock Closed-End Funds will also hold their annual meetings of shareholders at the place and on the date stated above, but not at the same time. If you were also a shareholder of record on the Record Date of one or more of such other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-328-5445.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

BlackRock Closed-End Funds

Holding Annual Meetings of Shareholders on July 29, 2019

Name of Fund	Ticker
BlackRock Massachusetts Tax-Exempt Trust	MHE
BlackRock Muni Intermediate Duration Fund, Inc.	MUI
BlackRock MuniEnhanced Fund, Inc.	MEN
BlackRock MuniHoldings California Quality Fund, Inc.	MUC
BlackRock MuniHoldings Fund II, Inc.	MUH
BlackRock MuniHoldings Fund, Inc.	MHD
BlackRock MuniHoldings Investment Quality Fund	MFL
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN
BlackRock MuniHoldings Quality Fund II, Inc.	MUE
BlackRock MuniHoldings Quality Fund, Inc.	MUS
BlackRock MuniVest Fund II, Inc.	MVT
BlackRock MuniVest Fund, Inc.	MVF
BlackRock MuniYield Arizona Fund, Inc.	MZA
BlackRock MuniYield California Fund, Inc.	MYC
BlackRock MuniYield California Quality Fund, Inc.	MCA
BlackRock MuniYield Fund, Inc.	MYD
BlackRock MuniYield Investment Fund	MYF
BlackRock MuniYield Investment Quality Fund	MFT
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY
BlackRock MuniYield New Jersey Fund, Inc.	MYJ
BlackRock MuniYield New York Quality Fund, Inc.	MYN
BlackRock MuniYield Pennsylvania Quality Fund	MPA
BlackRock MuniYield Quality Fund II, Inc.	MQT
BlackRock MuniYield Quality Fund III, Inc.	MYI
BlackRock MuniYield Quality Fund, Inc.	MQY

ANNUAL MEETING OF SHAREHOLDERS

July 29, 2019

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors or Trustees (each, a “Board,” and collectively, the “Boards,” the members of which are referred to as “Board Members”) of each BlackRock Closed-End Fund listed in Appendix A of this Proxy Statement (each, a “Fund”). The proxies will be voted at the joint annual meeting (the “meeting”) of shareholders of the Funds and at any and all adjournments, postponements or delays thereof. The meeting will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Monday, July 29, 2019, at 10:30 a.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders to be Held on July 29, 2019.

The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Distribution to shareholders of this Proxy Statement and the accompanying materials, or the Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 29, 2019 (the “Notice of Internet Availability of Proxy Materials”), will commence on or about June 11, 2019.

Each Fund listed in Appendix A to this Proxy Statement is organized as a Massachusetts business trust (each, a “Massachusetts Trust”) or a Maryland corporation (each, a “Maryland Corporation”). The Massachusetts Trusts and Maryland Corporations are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list identifying each Fund as a Massachusetts Trust or a Maryland Corporation is set forth in Appendix A.

Shareholders of record of a Fund as of the close of business on May 30, 2019 (the “Record Date”) are entitled to notice of and to vote at that Fund’s annual meeting of shareholders and at any and all adjournments, postponements or delays thereof. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of Preferred Shares (as defined below) will have equal voting rights with the holders of shares of common stock or common shares of beneficial interest (collectively, the “Common Shares”) of the Preferred Funds (as defined below). Holders of Preferred Shares will vote together with the holders of Common Shares as a single class on each nominee to the Board of each Preferred Fund in which they own Preferred Shares, except that holders of Preferred Shares are entitled to vote separately as a class to elect two Board Members for each Preferred Fund in which they own Preferred Shares. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

As used herein, the “Preferred Shares” consist of the variable rate muni term preferred shares (collectively, the “VMTP Shares”) of each of the Funds identified in Appendix A as having VMTP Shares outstanding (collectively, the “VMTP Funds”), and the variable rate demand preferred shares (collectively, the “VRDP Shares”) of each of the Funds identified in Appendix A as having VRDP Shares outstanding (collectively, the “VRDP Funds”). The “Preferred Funds” are collectively defined as the VMTP Funds and the VRDP Funds.

The number of shares outstanding of each Fund as of the close of business on the Record Date and the managed assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix I, to the knowledge of each Fund, as of April 30, 2019, no person was the beneficial owner of more than five percent of a class of a Fund’s outstanding shares.

The Fund(s) in which you owned shares on the Record Date is named on the proxy card(s) or Notice of Internet Availability of Proxy Materials. If you owned shares of more than one Fund on the Record Date, you may receive more than one proxy card or voting instruction form. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings of shareholders at the place and on the date stated above, but at a different time. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating ownership as of the Record Date. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. (“BlackRock”) will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Delaware address and phone number provided above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR

VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW

MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2019.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-30683

SUMMARY OF PROPOSAL AND FUNDS VOTING

The following table shows the Funds for which the Board Nominees are standing for election.

Fund Name	Ticker	Nominees Standing for Election(1)	Preferred Shares Nominees Standing for Election(2)
BlackRock Massachusetts Tax-Exempt Trust	MHE	X	X
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	X	X
BlackRock MuniEnhanced Fund, Inc.	MEN	X	X
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	X	X
BlackRock MuniHoldings Fund II, Inc.	MUH	X	X
BlackRock MuniHoldings Fund, Inc.	MHD	X	X
BlackRock MuniHoldings Investment Quality Fund	MFL	X	X
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	X	X
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	X	X
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	X	X
BlackRock MuniHoldings Quality Fund, Inc.	MUS	X	X
BlackRock MuniVest Fund II, Inc.	MVT	X	X
BlackRock MuniVest Fund, Inc.	MVF	X	X
BlackRock MuniYield Arizona Fund, Inc.	MZA	X	X
BlackRock MuniYield California Fund, Inc.	MYC	X	X
BlackRock MuniYield California Quality Fund, Inc.	MCA	X	X
BlackRock MuniYield Fund, Inc.	MYD	X	X
BlackRock MuniYield Investment Fund	MYF	X	X
BlackRock MuniYield Investment Quality Fund	MFT	X	X
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	X	X
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	X	X
BlackRock MuniYield New York Quality Fund, Inc.	MYN	X	X
BlackRock MuniYield Pennsylvania Quality Fund	MPA	X	X
BlackRock MuniYield Quality Fund II, Inc.	MQT	X	X
BlackRock MuniYield Quality Fund III, Inc.	MYI	X	X
BlackRock MuniYield Quality Fund, Inc.	MQY	X	X

(1)

The Board Nominees are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Henry Gabbay, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester. These nominees are voted upon by the holders of Common Shares and holders of Preferred Shares of each respective Fund voting together as a single class, except for Messrs. Fabozzi and Kester, who are the Preferred Shares Nominees (as defined below) for the Funds. Messrs. Fabozzi and Kester are voted upon by the holders of Preferred Shares voting as a separate class. Please see the description herein under “PROPOSAL 1—ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the Preferred Shares Nominees.

(2)

The Preferred Shares Nominees are Frank J. Fabozzi and W. Carl Kester. These nominees are voted upon by the holders of Preferred Shares voting as a separate class. Please see the description herein under “PROPOSAL 1—ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the Preferred Shares Nominees.

PROPOSAL 1—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect Board Members for each Fund.

Nominees for each Fund. The Board of each Fund consists of eleven Board Members, nine of whom are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Board Members”). Shareholders of each Fund will consider electing eleven Board Nominees at the meeting. The Board Members for each Fund elected at the meeting will serve until the later of the date of such Fund’s 2020 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

With respect to the Preferred Funds, the owners of Preferred Shares are entitled to vote as a separate class to elect two of the Board Members (the “Preferred Shares Nominees”) for the Preferred Fund in which they own Preferred Shares. This means that owners of Common Shares are not entitled to vote in connection with the election of the Preferred Shares Nominees. However, the owners of Common Shares and the owners of Preferred Shares, voting together as a single class, are entitled to elect the remainder of the Board Nominees. Frank J. Fabozzi and W. Carl Kester are standing for election this year as Preferred Shares Nominees.

The Board recommends a vote “FOR” the election of Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Henry Gabbay, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester (the “Board Nominees”). To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Nominees’ Biographical Information. Please refer to the below table which identifies the Board Nominees and any Preferred Shares Nominees for election to the Board of each Fund and sets forth certain biographical information about the Board Nominees for all of the Funds. Each Board Nominee was reviewed by the Governance and Nominating Committee (the “Governance Committee”) of the Board of each respective Fund and nominated by the full Board. Richard E. Cavanagh and Karen P. Robards were selected to serve as the Co-Chairs of each Board. All of the closed-end investment companies registered under the 1940 Act advised by BlackRock Advisors, LLC (the “Advisor”), including the Funds, are referred to collectively as the “BlackRock Closed-End Funds.” The BlackRock Closed-End Funds are part of a complex of investment companies advised by the Advisor or its affiliates that also includes open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”).

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Independent Board Members/Nominees †

Richard E. Cavanagh 1946	Co-Chair of the Boards and Director/ Trustee	2019; from 2007 to present	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	88 RICs consisting of 112 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Boards and Director/ Trustee	2019; from 2007 to present	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	88 RICs consisting of 112 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Director/ Trustee	2019; from 2011 to present	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	88 RICs consisting of 112 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Cynthia L. Egan 1955	Director/ Trustee	2019; from 2016 to present	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	88 RICs consisting of 112 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(2) 1948	Director/ Trustee	2019; from 2007 to present	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None

Henry Gabbay 1947	Director/ Trustee	2019; from 2019 to present	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain BlackRock Closed-End Funds from 1989 to 2006.	88 RICs consisting of 112 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
R. Glenn Hubbard 1958	Director/ Trustee	2019; from 2007 to present	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	88 RICs consisting of 112 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester(2) 1951	Director/ Trustee	2019; from 2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None

Catherine A. Lynch 1961	Director/ Trustee	2019; from 2016 to present	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Board Members/Nominees ††

Robert Fairbairn 1965	Director/ Trustee	2019; from 2018 to present	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	126 RICs consisting of 294 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
John M. Perlowski 1964	Director/ Trustee, President and Chief Executive Officer	2019; Director/ Trustee from 2014 to present; President and Chief Executive Officer from 2011 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

*	Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Funds’ Boards in 2007, those Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. In addition, Henry Gabbay had previously served as a board member to certain BlackRock Closed-End Funds from 2007 to 2014.
**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The BlackRock Fixed-Income Complex is comprised of 88 RICs consisting of 112 Portfolios. Messrs. Fairbairn and Perlowski are also board members of a complex of BlackRock registered open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”).
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor.
††	Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Multi-Asset Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.
(1)	The address of each Board Member and Board Nominee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(2)	Preferred Shares Nominees.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed as a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of the Board Members, including the Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Boards.

Board Members/Nominees	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service. Mr. Cavanagh’s independence from the Funds and the Advisor enhances his service as Co-Chair of the Boards, Chair of the Executive Committee and a member of the Compliance Committee, the Governance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Karen P. Robards	The Boards benefit from Ms. Robards’ many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’ prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’ experience as a director of publicly held and private companies allows her to provide the Boards with insight into the management and governance practices of other companies. Ms. Robards’ long-standing service on the Boards also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’ knowledge of financial and accounting matters qualifies her to serve as Co-Chair of the Boards and a member of the Audit Committee. Ms. Robards’ independence from the Funds and the Advisor enhances her service as a member of the Governance Committee, the Performance Oversight Committee and the Executive Committee.

Michael J. Castellano	The Boards benefit from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc., a financial technology company. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as Chair of the Audit Committee. Mr. Castellano’s independence from the Funds and the Advisor enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Cynthia L. Egan	Ms. Egan brings to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President of Retirement Plan Services for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company. Ms. Egan’s independence from the Funds and the Advisor enhances her service as Chair of the Compliance Committee, and a member of the Governance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Frank J. Fabozzi	Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Dr. Fabozzi’s independence from the Funds and the Advisor enhances his service as Chair of the Performance Oversight Committee, and a member of the Governance Committee.

Henry Gabbay	Mr. Gabbay’s many years of experience in finance provide the Boards with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Funds with greater insight into the analysis and evaluation of both its existing investment portfolios and potential future investments as well as enhanced oversight of its investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain BlackRock Closed-End Funds, as well as his former positions on the boards of directors/trustees of certain funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex, provide the Boards with direct knowledge of the operations of the Funds and the Advisor. Mr. Gabbay’s previous service on and long-standing relationship with the Boards also provide him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Gabbay’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Gabbay’s independence from the Funds and the Advisor enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard until recently served as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Advisor enhances his service as Chair of the Governance Committee and a member of the Compliance Committee and the Performance Oversight Committee.

W. Carl Kester	The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Boards a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Dr. Kester’s independence from the Funds and the Advisor enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Catherine A. Lynch	Ms. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Boards by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as a member of the Audit Committee. Ms. Lynch’s independence from the Funds and the Advisor enhances her service as a member of the Governance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Robert Fairbairn	Mr. Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Boards with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski	Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Funds provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

Board Leadership Structure and Oversight

The Boards consist of eleven Board Members, nine of whom are Independent Board Members. The registered investment companies advised by the Advisor are composed of the BlackRock Fixed-Income Complex, the BlackRock Multi-Asset Complex and one complex of exchange-traded funds. The Funds are included in the BlackRock Fixed-Income Complex. The Board Members also oversee the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex as directors or trustees.

The Boards have overall responsibility for the oversight of the Funds. The Co-Chairs of the Boards and the Chief Executive Officer are different people. Not only is each Co-Chair an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Boards have five standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The Boards have also established an ad hoc Discount Sub-Committee.

The Boards currently oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee of each Fund has authority to make any such authorizations or approvals that are required between regular meetings of the Boards.

The Funds do not have a compensation committee because their executive officers, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of each Co-Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Co-Chairs of the Boards or Chair of a Committee may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements and, if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chief Executive Officer from the Co-Chairs because they believe that having independent Co-Chairs:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides independent spokespersons for the Funds.

The Boards have engaged the Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The

Boards have appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in Appendix B.

Equity Securities Owned by Board Members/Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Funds that they oversee as of April 30, 2019 is set forth in Appendix C.

Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of all the Funds to encourage Board Members to attend the annual shareholders’ meeting. All but one of the Board Members of each Fund in office at the time attended last year’s annual shareholders’ meeting.

Board Meetings. During the calendar year 2018, the Board of each Fund met six times. Information relating to the number of times that the Boards met during each Fund’s most recent full fiscal year is set forth in Appendix D. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed full fiscal year.

Committees of the Boards. Information relating to the various standing Committees of the Boards, as well as an ad hoc Sub-Committee, is set forth in Appendix E.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder requires the Funds’ Board Members, executive officers, persons who own, either directly or indirectly, more than ten percent of a registered class of a Fund’s equity securities, the Advisor and certain officers of the Advisor (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission (“SEC”) and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds during the relevant Funds’ most recent fiscal year and representations from these Section 16 insiders, or former Section 16 insiders, as applicable, with respect to the relevant Funds’ most recent fiscal year, each Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Fund’s most recently concluded fiscal year.

Appendix F reflects Form 4 filings that were made on a timely basis on December 20, 2018 and were subsequently amended on January 7, 2019 to correctly note the applicable transactions were sales and not purchases as noted on the initial filings due to administrative errors.

Executive Officers of the Funds. Information about the executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix G.

Your Board recommends that you vote “FOR” the election of each Board Nominee to the Board of your Fund(s).

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the meeting. For BlackRock MuniHoldings Investment Quality Fund (MFL), BlackRock MuniYield Investment Quality Fund (MFT), BlackRock MuniYield Pennsylvania Quality Fund (MPA) and BlackRock MuniYield Investment Fund (MYF), the holders of a majority of the shares entitled to vote on any matter at a shareholder meeting, either present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter. For BlackRock Massachusetts Tax-Exempt Trust (MHE), the holders of a majority of the shares entitled to vote on any matter at a shareholder meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter except when the holders of Preferred Shares voting as a separate class are entitled to elect any Board Member, in which case the holders of one-third of the Preferred Shares entitled to vote at a meeting shall constitute a quorum for purposes of such an election. For the remainder of the Funds, the holders of one-third of the shares entitled to vote on any matter at a shareholder meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter.

Except for the Funds listed in the next sentence, the affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. For MFL, MFT, MHE, MPA and MYF, the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. For the Funds that require the affirmative vote of a plurality of votes to elect each of the Board Nominees, withheld votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 1. A “plurality” vote means that the Board Nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Board Members. Since the Board Nominees are running unopposed, each Board Nominee only needs one vote to be elected if there is a quorum present at the meeting. For the Funds that require the affirmative vote of a majority of votes present to elect each of the Board Nominees, withheld votes and broker non-votes, if any, will be counted as represented at the meeting and will have the same effect as a vote against Proposal 1.

Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withheld votes and “broker non-votes,” if any, as present for purposes of determining a quorum. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. Preferred Shares of any Fund held in “street name” may be counted for purposes of establishing a quorum of shareholders of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, postponed, or delayed, one business day before the day to which the meeting is adjourned, postponed, or delayed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meeting. The Funds understand that, under the rules of the

New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of Proposal 1.

If you hold shares of a Fund through a bank, broker, other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds.

A representative of D&T is expected to be present at the meeting. The representative of D&T will have the opportunity to make a statement at the meeting if he or she desires to do so and is expected to be available to respond to appropriate questions.

Each Fund’s Audit Committee has discussed the matters required by the Statement on Auditing Standards No. 3101, as amended (AICPA, Professional Standards, AU-C section 260), as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

Each Fund’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

Each Fund’s Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s annual report to shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Fund’s Audit Committee’s review and discussion with the Fund’s independent registered public accounting firm, pursuant to authority delegated by its respective Board, each Fund’s Audit Committee approved the respective Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix H) for inclusion in the Fund’s annual report to shareholders.

Appendix H sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix H is presented under the following captions:

(a)    Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)    Audit-Related Fees—fees related to assurance and related services that are reasonably associated with the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)    Tax Fees—fees associated with tax compliance and/or tax preparation, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix H relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

(d)    All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(e)    Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee—the sum of the fees shown under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” and fees paid by each Fund’s Affiliated Service Providers to the Fund’s independent registered public accounting firm.

Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Fund’s Audit Committee also is required to consider and approve (i) the provision by the Fund’s independent registered public accounting firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent registered public accounting firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix H to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled in-person Board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

Fees for non-audit services provided to each Fund’s Affiliated Service Providers for which pre-approval by such Fund’s Audit Committee was required for the calendar years ended December 31, 2018 and December 31, 2017 were $2,224,000 and $2,129,000, respectively. These fees were paid in their entirety by BlackRock in connection with services provided to the Affiliated Service Providers of each Fund and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and secondarily, a subscription to the Deloitte Accounting Research Tool.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of each Fund consists of the following Board Members:

Michael J. Castellano (Chair);

Frank J. Fabozzi;

Henry Gabbay;

Catherine A. Lynch; and

Karen P. Robards.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of April 30, 2019, to the best of the Funds’ knowledge, the persons listed in Appendix I beneficially owned more than 5% of the outstanding shares of the class of the Fund(s) indicated.

Investment Advisor and Administrator

The Advisor provides investment advisory and administrative services to the Funds. The Advisor is responsible for the management of the Funds’ portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. The Advisor, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a wholly owned subsidiary of BlackRock.

Distributor

BlackRock Investments, LLC serves as the placement agent for the common shares of certain other BlackRock Closed-End Funds not listed on Appendix A through various specified transactions, including at-the-market offerings pursuant to Rule 415 under the Securities Act of 1933, as amended, subject to various conditions. BlackRock Investments, LLC is located at 55 East 52nd Street, New York, NY 10055.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, NY 10022, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2020 annual meeting of the Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Fund by Wednesday, February 12, 2020. In the event a Fund moves the date of its 2020 annual shareholder meeting by more than 30 days from the anniversary of its 2019 annual shareholder meeting, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2020 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2020 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2020 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2020 annual shareholder meeting in accordance with the By-laws of the Fund. The By-laws for each Fund require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2020 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s By-laws and, assuming that the 2020 annual shareholder meeting is held within 25 days of July 29, 2020, must be received by the Fund between Sunday, March 1, 2020 and Tuesday, March 31, 2020.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Tuesday, March 31, 2020. In the event a Fund moves the date of its 2020 annual shareholder meeting by more than 25 days from the anniversary of its 2019 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2020 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2020 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. For further information, please see Appendix E—Committees of the Boards—Governance Committee.

For all Funds, written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022.

Shareholder Communications

Shareholders who want to communicate with the Boards or any individual Board Member should write to the attention of the Secretary of their Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 40 East 52nd Street, New York, NY 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Fund(s).

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $68,000 for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to each Fund’s shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee will also be required to show satisfactory proof of ownership of shares in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the 2019 annual shareholder meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Funds.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board of each Fund, prior to any shareholder meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of any shareholder meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any shareholder meeting may adjourn such meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned shareholder meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned shareholder meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

June 11, 2019

Appendix A – Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the managed assets of the Fund on May 30, 2019, the record date for voting at the annual meeting. All Funds have a policy to encourage Board Members to attend the annual meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total VRDP Shares	Total VMTP Shares	Managed Assets ($)*
MHE	BlackRock Massachusetts Tax-Exempt Trust	Massachusetts Business Trust	2,371,023	185	N/A	54,177,624

MUI	BlackRock Muni Intermediate Duration Fund, Inc.	Maryland Corporation	38,296,266	N/A	2,871	979,115,808

MEN	BlackRock MuniEnhanced Fund, Inc.	Maryland Corporation	29,681,476	1,425	N/A	587,863,446

MUC	BlackRock MuniHoldings California Quality Fund, Inc.	Maryland Corporation	41,002,483	N/A	2,540	1,043,892,774

MUH	BlackRock MuniHoldings Fund II, Inc.	Maryland Corporation	11,336,282	N/A	550	284,566,042

MHD	BlackRock MuniHoldings Fund, Inc.	Maryland Corporation	14,191,210	N/A	837	374,302,677

MFL	BlackRock MuniHoldings Investment Quality Fund	Massachusetts Business Trust	37,896,208	2,746	N/A	925,735,624

MUJ	BlackRock MuniHoldings New Jersey Quality Fund, Inc.	Maryland Corporation	30,153,865	2,371	N/A	772,586,586

MHN	BlackRock MuniHoldings New York Quality Fund, Inc.	Maryland Corporation	31,132,023	2,436	N/A	759,952,926

MUE	BlackRock MuniHoldings Quality Fund II, Inc.	Maryland Corporation	22,520,759	N/A	1,310	502,470,786

MUS	BlackRock MuniHoldings Quality Fund, Inc.	Maryland Corporation	13,018,276	N/A	870	293,337,930

MVT	BlackRock MuniVest Fund II, Inc.	Maryland Corporation	21,324,323	N/A	1,400	509,140,436

MVF	BlackRock MuniVest Fund, Inc.	Maryland Corporation	64,836,371	N/A	2,438	966,823,183

MZA	BlackRock MuniYield Arizona Fund, Inc.	Maryland Corporation	4,636,620	373	N/A	109,759,706

MYC	BlackRock MuniYield California Fund, Inc.	Maryland Corporation	21,419,494	1,059	N/A	553,845,770

MCA	BlackRock MuniYield California Quality Fund, Inc.	Maryland Corporation	34,405,717	1,665	N/A	907,796,248

MYD	BlackRock MuniYield Fund, Inc.	Maryland Corporation	46,890,851	2,514	N/A	1,079,845,263

MYF	BlackRock MuniYield Investment Fund	Massachusetts Business Trust	13,708,502	594	N/A	322,465,015

MFT	BlackRock MuniYield Investment Quality Fund	Massachusetts Business Trust	8,477,033	N/A	565	202,211,929

MIY	BlackRock MuniYield Michigan Quality Fund, Inc.	Maryland Corporation	29,578,269	2,319	N/A	749,420,408

A-1

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total VRDP Shares	Total VMTP Shares	Managed Assets ($)*
MYJ	BlackRock MuniYield New Jersey Fund, Inc.	Maryland Corporation	24,158,105	1,800	N/A	624,839,842

MYN	BlackRock MuniYield New York Quality Fund, Inc.	Maryland Corporation	39,586,584	2,477	N/A	913,372,462

MPA	BlackRock MuniYield Pennsylvania Quality Fund	Massachusetts Business Trust	13,343,626	826	N/A	348,631,763

MQT	BlackRock MuniYield Quality Fund II, Inc.	Maryland Corporation	22,558,009	N/A	1,165	522,407,352

MYI	BlackRock MuniYield Quality Fund III, Inc.	Maryland Corporation	68,150,681	3,564	N/A	1,598,024,732

MQY	BlackRock MuniYield Quality Fund, Inc.	Maryland Corporation	30,712,248	1,766	N/A	799,836,984

*	“Managed Assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage).

A-2

Appendix B – Compensation of the Board Members

Effective January 1, 2019, each Independent Board Member is paid an annual retainer of $330,000 per year for his or her services as a Board Member of the BlackRock-advised funds, including the Funds, and each Independent Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, each Co-Chair of the Boards is paid an additional annual retainer of $100,000. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee are paid an additional annual retainer of $45,000, $30,000, $45,000 and $20,000, respectively. Each of the members of the Audit Committee and Compliance Committee is paid an additional annual retainer of $30,000 and $25,000, respectively, for his or her service on such committee. The Funds will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

Prior to January 1, 2019, each Independent Board Member was paid an annual retainer of $280,000 per year for his or her services as a Board Member of the BlackRock-advised funds, including the Funds, and each Independent Board Member could also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board were paid an additional annual retainer of $120,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee were paid an additional annual retainer of $45,000, $30,000, $45,000 and $20,000, respectively. Each of the members of the Audit Committee and Compliance Committee was paid an additional annual retainer of $30,000 and $12,500, respectively, for his or her service on such committee. For the year ended December 31, 2018, the BlackRock Fixed-Income Complex reimbursed Independent Board Member expenses in an aggregate amount of approximately $49,867.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by each Fund during its most recently completed fiscal year and by all BlackRock-advised funds for the most recently completed calendar year. Messrs. Perlowski and Fairbairn serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and the Advisor.

B-1

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Cynthia L. Egan(2)	Frank J. Fabozzi(2)	Henry Gabbay(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)	Karen P. Robards(2)	Fund Total
MCA	31-Jul	$5,060	$6,733	$5,201	$5,549	$0	$5,100	$5,060	$5,060	$6,733	$44,536

MEN	30-Apr	$3,149	$3,987	$3,330	$3,324	$866	$3,095	$3,030	$3,042	$4,017	$27,840

MFL	31-Aug	$5,204	$6,924	$5,410	$5,707	$0	$5,246	$5,204	$5,204	$6,966	$45,865

MFT	31-Jul	$1,148	$1,528	$1,180	$1,259	$0	$1,157	$1,148	$1,148	$1,537	$10,105

MHD	30-Apr	$2,167	$2,740	$2,291	$2,287	$606	$2,131	$2,087	$2,095	$2,760	$19,164

MHE	31-Aug	$307	$408	$319	$336	$0	$309	$307	$307	$410	$2,703

MHN	31-Aug	$4,308	$5,732	$4,480	$4,725	$0	$4,343	$4,308	$4,308	$5,767	$37,971

MIY	31-Jul	$4,283	$5,700	$4,404	$4,698	$0	$4,318	$4,283	$4,283	$5,734	$37,703

MPA	31-Jul	$1,963	$2,612	$2,018	$2,153	$0	$1,979	$1,963	$1,963	$2,628	$17,279

MQT	30-Apr	$2,803	$3,547	$2,964	$2,958	$777	$2,755	$2,697	$2,708	$3,573	$24,782

MQY	30-Apr	$3,756	$5,465	$4,561	$4,552	$1,172	$4,238	$4,148	$4,165	$5,505	$37,562

MUC	31-Jul	$5,946	$7,912	$6,112	$6,522	$0	$5,994	$5,946	$5,946	$7,960	$52,338

MUE	31-Jul	$2,966	$3,947	$3,048	$3,253	$0	$2,990	$2,966	$2,966	$3,971	$26,107

MUH	30-Apr	$1,608	$2,030	$1,700	$1,697	$461	$1,582	$1,549	$1,555	$2,044	$14,226

MUI	30-Apr	$4,596	$6,697	$5,588	$5,577	$1,436	$5,192	$5,081	$5,101	$6,747	$46,015

MUJ	31-Jul	$4,412	$5,871	$4,537	$4,840	$0	$4,448	$4,412	$4,412	$5,907	$38,839

MUS	30-Apr	$1,630	$2,057	$1,722	$1,719	$467	$1,603	$1,570	$1,576	$2,072	$14,416

MVF	31-Aug	$5,861	$7,799	$6,096	$6,428	$0	$5,908	$5,861	$5,861	$7,846	$51,660

MVT	30-Apr	$2,900	$3,671	$3,067	$3,061	$797	$2,851	$2,791	$2,802	$3,698	$25,638

MYC	31-Jul	$3,116	$4,147	$3,203	$3,418	$0	$3,142	$3,116	$3,116	$4,172	$27,430

MYD	30-Apr	$5,375	$7,830	$6,531	$6,518	$1,655	$6,066	$5,983	$5,961	$7,888	$53,762

MYF	31-Jul	$1,898	$2,526	$1,951	$2,082	$0	$1,914	$1,898	$1,898	$2,541	$16,708

MYI	31-Jul	$9,211	$12,256	$9,468	$10,102	$0	$9,285	$9,211	$9,211	$12,331	$81,075

MYJ	31-Jul	$2,271	$3,022	$2,343	$2,491	$0	$2,290	$2,271	$2,271	$3,041	$20,000

MYN	31-Jul	$5,261	$7,001	$5,407	$5,770	$0	$5,303	$5,261	$5,261	$7,043	$46,307

MZA	31-Jul	$629	$836	$646	$689	$0	$634	$629	$629	$841	$5,533

Total Compensation from all BlackRock-advised funds(3)		$310,000	$412,500	$337,500	$340,000	$352,500	$312,500	$310,000	$310,000	$415,000

Number of Registered Investment Companies (“RICs”) in BlackRock Fixed-Income Complex Overseen by Board Member		88	88	88	88	88	88	88	88	88

(1)	Information is for the Fund’s most recent fiscal year.
(2)

Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards is $712,330, $1,170,403, $698,845, $1,969,120, $1,034,985, $115,221, and $769,248, respectively, as of December 31, 2018. Ms. Egan and Mr. Gabbay did not participate in the deferred compensation plan as of December 31, 2018.

(3)

Represents the aggregate compensation earned by such persons from all BlackRock-advised funds during the calendar year ended December 31, 2018. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards deferred $93,000, $136,125, $0, $156,250, $40,000, $62,000, and $20,750, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

B-2

Appendix C – Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members/Board Nominees in the Funds that they are nominated to oversee as of April 30, 2019, except as otherwise indicated. No Board Member/Board Nominee owns Preferred Shares.

Name of Board Member/Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Aggregate Dollar Range of Common Shares and Share Equivalents(1) in Family of Investment Companies
Interested Board Members/Board Nominees:

Robert Fairbairn	None	0	$0	Over $100,000	Over $100,000

John M. Perlowski	BlackRock MuniEnhanced Fund, Inc.	8	$1 - $10,000	$50,001 - $100,000	Over $100,000

	BlackRock MuniYield New Jersey Fund, Inc.	1,499	$10,001 - $50,000

Independent Board Members/Board Nominees:

Richard E. Cavanagh	BlackRock MuniYield California Quality Fund, Inc.	110	$1 - $10,000	Over $100,000	Over $100,000

	BlackRock MuniEnhanced Fund, Inc.	111	$1 - $10,000

	BlackRock MuniHoldings Investment Quality Fund	111	$1 - $10,000

	BlackRock MuniYield Investment Quality Fund	111	$1 - $10,000

	BlackRock MuniHoldings Fund, Inc.	111	$1 - $10,000

	BlackRock Massachusetts Tax-Exempt Trust	108	$1 - $10,000

	BlackRock MuniHoldings New York Quality Fund, Inc.	108	$1 - $10,000

	BlackRock MuniYield Michigan Quality Fund, Inc.	212	$1 - $10,000

Name of Board Member/Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Aggregate Dollar Range of Common Shares and Share Equivalents(1) in Family of Investment Companies

	BlackRock MuniYield Pennsylvania Quality Fund	110	$1 - $10,000

	BlackRock MuniYield Quality Fund II, Inc.	110	$1 - $10,000

	BlackRock MuniYield Quality Fund, Inc.	110	$1 - $10,000

	BlackRock MuniHoldings California Quality Fund, Inc.	109	$1 - $10,000

	BlackRock MuniHoldings Quality Fund II, Inc.	110	$1 - $10,000

	BlackRock MuniHoldings Fund II, Inc.	111	$1 - $10,000

	BlackRock Muni Intermediate Duration Fund, Inc.	108	$1 - $10,000

	BlackRock MuniHoldings New Jersey Quality Fund, Inc.	219	$1 - $10,000

	BlackRock MuniHoldings Quality Fund, Inc.	111	$1 - $10,000

	BlackRock MuniVest Fund, Inc.	111	$1 - $10,000

	BlackRock MuniVest Fund II, Inc.	111	$1 - $10,000

	BlackRock MuniYield California Fund, Inc.	111	$1 - $10,000

	BlackRock MuniYield Fund, Inc.	111	$1 - $10,000

	BlackRock MuniYield Investment Fund	334	$1 - $10,000

	BlackRock MuniYield Quality Fund III, Inc.	110	$1 - $10,000

	BlackRock MuniYield New Jersey Fund, Inc.	325	$1 - $10,000

Name of Board Member/Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Aggregate Dollar Range of Common Shares and Share Equivalents(1) in Family of Investment Companies

	BlackRock MuniYield New York Quality Fund, Inc.	109	$1 - $10,000

	BlackRock MuniYield Arizona Fund, Inc.	109	$1 - $10,000

Karen P. Robards	BlackRock MuniEnhanced Fund, Inc.	500	$1 - $10,000	Over $100,000	Over $100,000

	BlackRock Muni Intermediate Duration Fund, Inc.	1,000	$10,001 - $50,000

	BlackRock MuniYield Investment Fund	400	$1 - $10,000

	BlackRock MuniYield Quality Fund III, Inc.	400	$1 - $10,000

Michael J. Castellano	BlackRock MuniEnhanced Fund, Inc.	1,000	$10,001 - $50,000	Over $100,000	Over $100,000

	BlackRock MuniHoldings Investment Quality Fund	700	$1 - $10,000

	BlackRock MuniYield Investment Quality Fund	900	$10,001 - $50,000

	BlackRock MuniHoldings Fund, Inc.	700	$10,001 - $50,000

	BlackRock MuniHoldings New York Quality Fund, Inc.	600	$1 - $10,000

	BlackRock MuniYield Pennsylvania Quality Fund	1,100	$10,001 - $50,000

	BlackRock MuniYield Quality Fund II, Inc.	800	$1 - $10,000

Name of Board Member/Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Aggregate Dollar Range of Common Shares and Share Equivalents(1) in Family of Investment Companies

	BlackRock MuniYield Quality Fund, Inc.	700	$1 - $10,000

	BlackRock MuniHoldings Quality Fund II, Inc.	800	$1 - $10,000

	BlackRock MuniHoldings Fund II, Inc.	700	$10,001 - $50,000

	BlackRock Muni Intermediate Duration Fund, Inc.	800	$10,001 - $50,000

	BlackRock MuniHoldings New Jersey Quality Fund, Inc.	4,292	$50,001 - $100,000

	BlackRock MuniHoldings Quality Fund, Inc.	800	$1 - $10,000

	BlackRock MuniYield Fund, Inc.	700	$1 - $10,000

	BlackRock MuniYield Investment Fund	1,000	$10,001 - $50,000

	BlackRock MuniYield Quality Fund III, Inc.	700	$1 - $10,000

	BlackRock MuniYield New Jersey Fund, Inc.	4,062	$50,001 - $100,000

	BlackRock MuniYield New York Quality Fund, Inc.	700	$1 - $10,000

	BlackRock MuniYield Arizona Fund, Inc.	600	$1 - $10,000

Cynthia L. Egan	None	0	$0	Over $100,000	Over $100,000

Frank J. Fabozzi	BlackRock MuniEnhanced Fund, Inc.	10	$1 - $10,000	$10,001 - $50,000	Over $100,000

	BlackRock MuniHoldings Fund, Inc.	10	$1 - $10,000

	BlackRock MuniYield Pennsylvania Quality Fund	100	$1 - $10,000

Name of Board Member/Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Aggregate Dollar Range of Common Shares and Share Equivalents(1) in Family of Investment Companies

	BlackRock MuniYield Quality Fund II, Inc.	10	$1 - $10,000

	BlackRock MuniYield Quality Fund, Inc.	10	$1 - $10,000

	BlackRock MuniHoldings Quality Fund II, Inc.	10	$1 - $10,000

	BlackRock MuniHoldings Fund II, Inc.	10	$1 - $10,000

	BlackRock Muni Intermediate Duration Fund, Inc.	10	$1 - $10,000

	BlackRock MuniHoldings Quality Fund, Inc.	10	$1 - $10,000

	BlackRock MuniVest Fund, Inc.	10	$1 - $10,000

	BlackRock MuniVest Fund II, Inc.	10	$1 - $10,000

	BlackRock MuniYield Fund, Inc.	10	$1 - $10,000

	BlackRock MuniYield Quality Fund III, Inc.	10	$1 - $10,000

Henry Gabbay	BlackRock MuniEnhanced Fund, Inc.	150	$1 - $10,000	Over $100,000	Over $100,000

	BlackRock MuniHoldings Investment Quality Fund	100	$1 - $10,000

	BlackRock MuniYield Investment Quality Fund	100	$1 - $10,000

	BlackRock MuniHoldings Fund, Inc.	100	$1 - $10,000

	BlackRock MuniHoldings New York Quality Fund, Inc.	1200	$10,001 - $50,000

Name of Board Member/Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Aggregate Dollar Range of Common Shares and Share Equivalents(1) in Family of Investment Companies

	BlackRock MuniYield Quality Fund II, Inc.	100	$1 - $10,000

	BlackRock MuniYield Quality Fund, Inc.	100	$1 - $10,000

	BlackRock MuniHoldings Quality Fund II, Inc.	100	$1 - $10,000

	BlackRock MuniHoldings Fund II, Inc.	100	$1 - $10,000

	BlackRock Muni Intermediate Duration Fund, Inc.	100	$1 - $10,000

	BlackRock MuniHoldings Quality Fund, Inc.	100	$1 - $10,000

	BlackRock MuniVest Fund, Inc.	150	$1 - $10,000

	BlackRock MuniVest Fund II, Inc.	100	$1 - $10,000

	BlackRock MuniYield Fund, Inc.	100	$1 - $10,000

	BlackRock MuniYield Investment Fund	100	$1 - $10,000

	BlackRock MuniYield Quality Fund III, Inc.	1300	$10,001 - $50,000

	BlackRock MuniYield New York Quality Fund, Inc.	1300	$10,001 - $50,000

R. Glenn Hubbard	None	0	$0	Over $100,000	Over $100,000

W. Carl Kester	BlackRock Massachusetts Tax-Exempt Trust	1,000	$10,001 - $50,000	Over $100,000	Over $100,000

	BlackRock MuniHoldings Quality Fund II, Inc.	100	$1 - $10,000

	BlackRock MuniHoldings Quality Fund, Inc.	100	$1 - $10,000

Catherine A. Lynch	None	0	$0	Over $100,000	Over $100,000

(1)

Represents, as of April 30, 2019, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the BlackRock Fixed-Income Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock Enhanced International Dividend Trust (BGY), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Energy and Resources Trust (BGR), BlackRock Floating Rate Income Trust (BGT), BlackRock Limited Duration Income Trust (BLW), BlackRock Corporate High Yield Fund, Inc. (HYT) and BlackRock Health Sciences Trust (BME) are eligible investments. As of April 30, 2019, Ms. Egan and Mr. Gabbay did not participate in the deferred compensation plan.

As of April 30, 2019, all Board Members/Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of each Fund which they oversee (or are nominated to oversee), and the Chief Financial Officer of each Fund did not own any shares in the Fund.

As of April 30, 2019, none of the Independent Board Members nor their immediate family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Appendix D – Meetings of the Boards

During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	Number of Board Meetings
BlackRock MuniYield California Quality Fund, Inc.	MCA	31-Jul	7
BlackRock MuniEnhanced Fund, Inc.	MEN	30-Apr	6
BlackRock MuniHoldings Investment Quality Fund	MFL	31-Aug	7
BlackRock MuniYield Investment Quality Fund	MFT	31-Jul	7
BlackRock MuniHoldings Fund, Inc.	MHD	30-Apr	6
BlackRock Massachusetts Tax-Exempt Trust	MHE	31-Aug	7
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	31-Aug	7
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	31-Jul	7
BlackRock MuniYield Pennsylvania Quality Fund	MPA	31-Jul	7
BlackRock MuniYield Quality Fund II, Inc.	MQT	30-Apr	6
BlackRock MuniYield Quality Fund, Inc.	MQY	30-Apr	6
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	31-Jul	7
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	31-Jul	7
BlackRock MuniHoldings Fund II, Inc.	MUH	30-Apr	6
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	30-Apr	6
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	31-Jul	7
BlackRock MuniHoldings Quality Fund, Inc.	MUS	30-Apr	6
BlackRock MuniVest Fund, Inc.	MVF	31-Aug	7
BlackRock MuniVest Fund II, Inc.	MVT	30-Apr	6
BlackRock MuniYield California Fund, Inc.	MYC	31-Jul	7
BlackRock MuniYield Fund, Inc.	MYD	30-Apr	6
BlackRock MuniYield Investment Fund	MYF	31-Jul	7
BlackRock MuniYield Quality Fund III, Inc.	MYI	31-Jul	7
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	31-Jul	7
BlackRock MuniYield New York Quality Fund, Inc.	MYN	31-Jul	7
BlackRock MuniYield Arizona Fund, Inc.	MZA	31-Jul	7

D-1

Appendix E – Committees of the Boards

The business and affairs of each Fund are managed by or under the direction of its Board.

Standing Committees. The Board of each Fund has established the following standing committees:

Audit Committee. Each Board has a standing Audit Committee composed of Michael J. Castellano (Chair), Frank J. Fabozzi, Henry Gabbay, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members and all of whom have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee. Each Board has a standing Governance Committee composed of R. Glenn Hubbard (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Henry Gabbay, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2020 annual shareholder meeting of a Fund is held within 25 days of July 29, 2020, the Fund must receive notice pertaining to the 2020 annual meeting of shareholders no earlier than Sunday, March 1, 2020 and no later than Tuesday, March 31, 2020. However, if a Fund holds its 2020 annual shareholder meeting on a date that is not within 25 days before or after July 29, 2020, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-laws for more details.

A copy of the Governance Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund has a Compliance Committee composed of Cynthia L. Egan (Chair), Richard E. Cavanagh, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Henry Gabbay, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing and making recommendations to the Board in respect of the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) reviewing information and recommending to the Board such action deemed appropriate concerning fair valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.

The Boards currently oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Boards.

Ad Hoc Committee. In addition to the standing committees, the Board of each Fund has established the following ad hoc committee:

Discount Sub-Committee. Each Board has an ad hoc Discount Sub-Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan, Frank J. Fabozzi and W. Carl Kester, all of whom are Independent Board Members. The Discount Sub-Committee is responsible for performing a study of all aspects of market discounts for the Funds’ share prices, with an emphasis on (i) defining the drivers of discounts, (ii) identifying potential solutions and (iii) implementing remedial action plans.

Each Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee, Executive Committee and Discount Sub-Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Discount Sub-Committee Meetings
MCA	31-Jul	13	4	4	4	0	2
MEN	30-Apr	13	5	4	4	0	7
MFL	31-Aug	13	4	4	4	0	3
MFT	31-Jul	13	4	4	4	0	2
MHD	30-Apr	13	5	4	4	0	7
MHE	31-Aug	13	4	4	4	0	3
MHN	31-Aug	13	4	4	4	0	3
MIY	31-Jul	13	4	4	4	0	2
MPA	31-Jul	13	4	4	4	0	2
MQT	30-Apr	13	5	4	4	0	7
MQY	30-Apr	13	5	4	4	0	7
MUC	31-Jul	13	4	4	4	0	2
MUE	31-Jul	13	4	4	4	0	2
MUH	30-Apr	13	5	4	4	0	7
MUI	30-Apr	13	5	4	4	0	7
MUJ	31-Jul	13	4	4	4	0	2
MUS	30-Apr	13	5	4	4	0	7
MVF	31-Aug	13	4	4	4	0	3
MVT	30-Apr	13	5	4	4	0	7
MYC	31-Jul	13	4	4	4	0	2
MYD	30-Apr	13	5	4	4	0	7
MYF	31-Jul	13	4	4	4	0	2
MYI	31-Jul	13	4	4	4	0	2
MYJ	31-Jul	13	4	4	4	0	2
MYN	31-Jul	13	4	4	4	0	2
MZA	31-Jul	13	4	4	4	0	2

Appendix F – Section 16(a) Beneficial Ownership Reporting

Appendix F reflects Form 4 filings that were made on a timely basis on December 20, 2018 and were subsequently amended on January 7, 2019 to correctly note the applicable transactions were sales and not purchases as noted on the initial filings due to administrative errors.

Fund	Ticker	Form Filed on Behalf of Portfolio Manager(s)
BlackRock MuniHoldings Fund II, Inc.	MUH	Peter Hayes
BlackRock MuniHoldings Quality Fund, Inc.	MUS	Peter Hayes

F-1

Appendix G – Information Pertaining to the Executive Officers of the Funds

The executive officers of each Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 1964	Director/Trustee, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Director/Trustee since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.

Jonathan Diorio 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Neal J. Andrews 1966	Chief Financial Officer	Annual; Since 2007	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for certain BlackRock-advised funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Annual; Since 2012	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(1)	The address of each executive officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

G-1

Appendix H – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
MCA	31-Jul	38,148	38,110	0	0
MEN	30-Apr	36,618	36,580	0	0
MFL	31-Aug	40,494	40,456	0	0
MFT	31-Jul	32,028	31,990	0	0
MHD	30-Apr	37,638	37,600	0	0
MHE	31-Aug	26,112	26,074	0	0
MHN	31-Aug	38,046	38,008	0	0
MIY	31-Jul	40,290	40,290	0	0
MPA	31-Jul	39,780	39,780	0	0
MQT	30-Apr	38,148	38,110	0	0
MQY	30-Apr	40,188	40,150	0	0
MUC	31-Jul	38,760	38,722	0	0
MUE	31-Jul	37,638	37,600	0	0
MUH	30-Apr	33,660	33,622	0	0
MUI	30-Apr	39,066	39,028	0	0
MUJ	31-Jul	45,900	45,900	0	0
MUS	30-Apr	36,618	36,580	0	0
MVF	31-Aug	37,944	37,906	0	0
MVT	30-Apr	36,720	36,682	0	0
MYC	31-Jul	36,720	36,682	0	0
MYD	30-Apr	39,882	39,844	0	0
MYF	31-Jul	34,782	34,744	0	0
MYI	31-Jul	39,474	39,436	0	0
MYJ	31-Jul	32,640	32,602	0	0
MYN	31-Jul	37,842	37,804	0	0
MZA	31-Jul	28,050	28,012	0	0

Tax Fees and All Other Fees

		Tax Fees*		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
MCA	31-Jul	15,400	15,402	0	0
MEN	30-Apr	15,400	15,402	0	0
MFL	31-Aug	20,500	20,502	0	0
MFT	31-Jul	10,800	10,812	0	0
MHD	30-Apr	13,400	13,362	0	0
MHE	31-Aug	8,000	7,956	0	0
MHN	31-Aug	18,500	18,462	0	0
MIY	31-Jul	13,400	13,362	0	0
MPA	31-Jul	12,300	12,342	0	0
MQT	30-Apr	13,400	13,362	0	0
MQY	30-Apr	17,400	17,442	0	0
MUC	31-Jul	21,500	21,522	0	0
MUE	31-Jul	14,400	14,382	0	0
MUH	30-Apr	11,900	11,934	0	0
MUI	30-Apr	20,500	20,502	0	0
MUJ	31-Jul	14,400	14,382	0	0
MUS	30-Apr	12,900	12,852	0	0
MVF	31-Aug	22,000	22,032	0	0
MVT	30-Apr	14,400	14,382	0	0
MYC	31-Jul	14,400	14,382	0	0
MYD	30-Apr	22,500	22,542	0	0
MYF	31-Jul	13,100	13,056	0	0
MYI	31-Jul	29,700	29,682	0	0
MYJ	31-Jul	13,400	13,362	0	0
MYN	31-Jul	21,500	21,502	0	0
MZA	31-Jul	9,000	8,976	0	0

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.

Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee*:

		Aggregate Non-Audit Fees for Pre-Approved Services to Each Fund and its Affiliated Service Provider
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
MCA	31-Jul	15,400	15,402
MEN	30-Apr	15,400	15,402
MFL	31-Aug	20,500	20,502
MFT	31-Jul	10,800	10,812
MHD	30-Apr	13,400	13,362
MHE	31-Aug	8,000	7,956
MHN	31-Aug	18,500	18,462
MIY	31-Jul	13,400	13,362
MPA	31-Jul	12,300	12,342
MQT	30-Apr	13,400	13,362
MQY	30-Apr	17,400	17,442
MUC	31-Jul	21,500	21,522
MUE	31-Jul	14,400	14,382
MUH	30-Apr	11,900	11,934
MUI	30-Apr	20,500	20,502
MUJ	31-Jul	14,400	14,382
MUS	30-Apr	12,900	12,852
MVF	31-Aug	22,000	22,032
MVT	30-Apr	14,400	14,382
MYC	31-Jul	14,400	14,382
MYD	30-Apr	22,500	22,542
MYF	31-Jul	13,100	13,056
MYI	31-Jul	29,700	29,682
MYJ	31-Jul	13,400	13,362
MYN	31-Jul	21,500	21,502
MZA	31-Jul	9,000	8,976

*	Non-audit fees of $2,224,000 and $2,129,000 for the calendar years ended December 31, 2018 and December 31, 2017, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and secondarily, a subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per Fund basis.

Appendix I – 5% Beneficial Share Ownership

To the best knowledge of each Fund, based on filings made on or before April 30, 2019 (unless otherwise indicated), the following persons beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated as of April 30, 2019 (unless otherwise indicated):

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
MCA	Citibank, N.A. (1)	390 Greenwich Street New York, New York 10013	—	—	VRDP: 1,665	VRDP: 100.00%

MEN	Citibank, N.A. (1)	390 Greenwich Street New York, New York 10013	—	—	VRDP: 1,425	VRDP: 100.00%

MFL	Bank of America Corporation (3)	100 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 2,746	VRDP: 100.00%

MFT	JPMorgan Chase Bank, National Association	270 Park Avenue New York, New York 10017	—	—	VMTP: 565	VMTP: 100.00%

	First Trust Portfolios L.P. (2)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	473,287	5.58%	—	—

MHD	JPMorgan Chase Bank, National Association	270 Park Avenue New York, New York 10017	—	—	VMTP: 837	VMTP: 100.00%

MHE	Citibank, N.A. (1)	390 Greenwich Street New York, New York 10013	—	—	VRDP: 185	VRDP: 100.00%

MHN	Bank of America Corporation (3)	100 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 2,436	VRDP: 100.00%

	Karpus Investment Management	183 Sully’s Trail, Pittsford New York, New York 14534	1,694,722	5.40%	—	—

MPA	Citibank, N.A. (1)	390 Greenwich Street New York, New York 10013	—	—	VRDP: 826	VRDP: 100.00%

MQT	JPMorgan Chase Bank, National Association	270 Park Avenue New York, New York 10017	—	—	VMTP: 1,165	VMTP: 100.00%

MQY	Bank of America Corporation (3)	100 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 1,766	VRDP: 100.00%

MUC	Wells Fargo & Company (5)	420 Montgomery Street, San Francisco, CA 94163	—	—	VMTP: 2,540	VMTP: 100.00%

MUE	JPMorgan Chase Bank, National Association	270 Park Avenue New York, New York 10017	—	—	VMTP: 1,310	VMTP: 100.00%

MUH	JPMorgan Chase Bank, National Association	270 Park Avenue New York, New York 10017	—	—	VMTP: 550	VMTP: 100.00%

MUI	JPMorgan Chase Bank, National Association	270 Park Avenue New York, New York 10017	—	—	VMTP: 2,871	VMTP: 100.00%

	Eaton Vance Management	2 International Place Boston, Massachusetts 02110	2,360,144	6.16%	—	—

MUJ	Bank of America Corporation (3)	100 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 2,371	VRDP: 100.00%

MUS	JPMorgan Chase Bank, National Association	270 Park Avenue New York, New York 10017	—	—	VMTP: 870	VMTP: 100.00%

	First Trust Portfolios L.P. (2)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,083,659	8.32%	—	—

I-1

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held

MVF	JPMorgan Chase Bank, National Association	270 Park Avenue New York, New York 10017	—	—	VMTP: 2,438	VMTP: 100.00%

MVT	JPMorgan Chase Bank, National Association	270 Park Avenue New York, New York 10017	—	—	VMTP: 1,400	VMTP: 100.00%

MYC	Citibank, N.A.(1)	399 Park Avenue New York, New York 10022	—	—	VRDP: 1,059	VRDP: 100.00%

MYD	Bank of America Corporation (3)	100 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 2,514	VRDP: 100.00%

MYF	Citibank, N.A. (1)	390 Greenwich Street New York, New York 10013	—	—	VRDP: 594	VRDP: 100.00%

MYI	Karpus Investment Management	183 Sully’s Trail, Pittsford New York, New York 14534	4,542,922	6.70%

MYJ	Citibank, N.A. (1)	390 Greenwich Street New York, New York 10013	—	—	VRDP: 1,800	VRDP: 100.00%

MZA	Citibank, N.A. (1)	390 Greenwich Street New York, New York 10013	—	—	VRDP: 373	VRDP: 100.00%

(1)	Citibank, N.A., Citicorp and Citigroup, Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(2)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(3)

Bank of America Corporation and Banc of America Preferred Funding Corporation filed their Schedule 13D jointly. According to the Schedule 13D, Bank of America Corporation and Banc of America Preferred Funding Corporation each own 100%.

(4)

Morgan Stanley filed a Schedule 13G jointly with Morgan Stanley Smith Barney LLC. According to this Schedule 13G, these common shares include common shares being reported on by Morgan Stanley as a parent holding company and such common shares reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Smith Barney LLC, a wholly owned subsidiary of Morgan Stanley.

(5)

Wells Fargo & Company has filed a Schedule 13G on behalf of itself and the following subsidiary: Wells Fargo Bank, National Association. According to the Schedule 13G, aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported on the Schedule 13G by a subsidiary.

I-2

CENC4-0719

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COMMON STOCK

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

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Important Notice Regarding the Availability of Proxy Materials for the

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The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUNDS	FUNDS	FUNDS
BlackRock Muni Intermediate Duration Fund, Inc. BlackRock MuniHoldings Fund II, Inc. BlackRock MuniHoldings NY Quality Fund, Inc. BlackRock MuniVest Fund II, Inc. BlackRock MuniYield CA Fund, Inc.	BlackRock MuniEnhanced Fund, Inc. BlackRock MuniHoldings Fund, Inc. BlackRock MuniHoldings Quality Fund II, Inc. BlackRock MuniVest Fund, Inc. BlackRock MuniYield CA Quality Fund, Inc.	BlackRock MuniHoldings CA Quality Fund, Inc. BlackRock MuniHoldings NJ Quality Fund, Inc. BlackRock MuniHoldings Quality Fund, Inc. BlackRock MuniYield AZ Fund, Inc.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:     ☒

A	Proposal

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01.	Michael J. Castellano	02.	Richard E. Cavanagh	03.	Cynthia L. Egan	04.	Robert Fairbairn
05.	Henry Gabbay	06.	R. Glenn Hubbard	07.	Catherine A. Lynch	08.	John M. Perlowski
09.	Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock Muni Intermediate Duration Fund, Inc.	☐	☐	☐	02 BlackRock MuniEnhanced Fund, Inc.	☐	☐	☐
03 BlackRock MuniHoldings CA Quality Fund, Inc.	☐	☐	☐	04 BlackRock MuniHoldings Fund II, Inc.	☐	☐	☐
05 BlackRock MuniHoldings Fund, Inc.	☐	☐	☐	06 BlackRock MuniHoldings NJ Quality Fund, Inc.	☐	☐	☐
07 BlackRock MuniHoldings NY Quality Fund, Inc.	☐	☐	☐	08 BlackRock MuniHoldings Quality Fund II, Inc.	☐	☐	☐
09 BlackRock MuniHoldings Quality Fund, Inc.	☐	☐	☐	10 BlackRock MuniVest Fund II, Inc.	☐	☐	☐
11 BlackRock MuniVest Fund, Inc.	☐	☐	☐	12 BlackRock MuniYield AZ Fund, Inc.	☐	☐	☐
13 BlackRock MuniYield CA Fund, Inc.	☐	☐	☐	14 BlackRock MuniYield CA Quality Fund, Inc.	☐	☐	☐

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The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

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The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUNDS	FUNDS	FUNDS
BlackRock MuniYield Fund, Inc.	BlackRock MuniYield MI Quality Fund, Inc.	BlackRock MuniYield NJ Fund, Inc.
BlackRock MuniYield NY Quality Fund, Inc.	BlackRock MuniYield Quality Fund II, Inc.	BlackRock MuniYield Quality Fund III, Inc.
BlackRock MuniYield Quality Fund, Inc.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01.	Michael J. Castellano	02.	Richard E. Cavanagh	03.	Cynthia L. Egan	04.	Robert Fairbairn
05.	Henry Gabbay	06.	R. Glenn Hubbard	07.	Catherine A. Lynch	08.	John M. Perlowski
09.	Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock MuniYield Fund, Inc.	☐	☐	☐	02 BlackRock MuniYield MI Quality Fund, Inc.	☐	☐	☐
03 BlackRock MuniYield NJ Fund, Inc.	☐	☐	☐	04 BlackRock MuniYield NY Quality Fund, Inc.	☐	☐	☐
05 BlackRock MuniYield Quality Fund II, Inc.	☐	☐	☐	06 BlackRock MuniYield Quality Fund III, Inc.	☐	☐	☐
07 BlackRock MuniYield Quality Fund, Inc.	☐	☐	☐

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Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

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COMMON SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniHoldings Investment Quality Fund that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of BlackRock MuniHoldings Investment Quality Fund to be held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

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Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be Held on July 29, 2019

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUND
BlackRock MuniHoldings Investment Quality Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR      ☐  To vote all Nominees AGAINST      ☐  To vote all Nominees ABSTAIN  or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Robert Fairbairn	☐	☐	☐
05 Henry Gabbay	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 Catherine A. Lynch	☐	☐	☐	08 John M. Perlowski	☐	☐	☐
09 Karen P. Robards	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	MFL 30683	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Investment Quality Fund that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of BlackRock MuniYield Investment Quality Fund to be held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be Held on July 29, 2019

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUND
BlackRock MuniYield Investment Quality Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:     ☒

A	Proposal

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR      ☐  To vote all Nominees AGAINST      ☐  To vote all Nominees ABSTAIN  or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Robert Fairbairn	☐	☐	☐
05 Henry Gabbay	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 Catherine A. Lynch	☐	☐	☐	08 John M. Perlowski	☐	☐	☐
09 Karen P. Robards	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	MFT 30683	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Massachusetts Tax-Exempt Trust that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of BlackRock Massachusetts Tax-Exempt Trust to be held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be Held on July 29, 2019

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUND
BlackRock Massachusetts Tax-Exempt Trust

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:     ☒

A	Proposal

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR      ☐  To vote all Nominees AGAINST      ☐  To vote all Nominees ABSTAIN  or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Robert Fairbairn	☐	☐	☐
05 Henry Gabbay	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 Catherine A. Lynch	☐	☐	☐	08 John M. Perlowski	☐	☐	☐
09 Karen P. Robards	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	MHE 30683	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Pennsylvania Quality Fund that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of BlackRock MuniYield Pennsylvania Quality Fund to be held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be Held on July 29, 2019

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUND
BlackRock MuniYield Pennsylvania Quality Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:     ☒

A	Proposal

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR      ☐  To vote all Nominees AGAINST      ☐  To vote all Nominees ABSTAIN  or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Robert Fairbairn	☐	☐	☐
05 Henry Gabbay	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 Catherine A. Lynch	☐	☐	☐	08 John M. Perlowski	☐	☐	☐
09 Karen P. Robards	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	MPA 30683	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Investment Fund that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of BlackRock MuniYield Investment Fund to be held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be Held on July 29, 2019

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUND
BlackRock MuniYield Investment Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:     ☒

A	Proposal

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR      ☐  To vote all Nominees AGAINST      ☐  To vote all Nominees ABSTAIN  or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Robert Fairbairn	☐	☐	☐
05 Henry Gabbay	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 Catherine A. Lynch	☐	☐	☐	08 John M. Perlowski	☐	☐	☐
09 Karen P. Robards	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	MYF 30683	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PREFERRED SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be Held on July 29, 2019.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUNDS	FUNDS	FUNDS
BlackRock Muni Intermediate Duration Fund, Inc.	BlackRock MuniEnhanced Fund, Inc.	BlackRock MuniHoldings CA Quality Fund, Inc.
BlackRock MuniHoldings Fund II, Inc.	BlackRock MuniHoldings Fund, Inc.	BlackRock MuniHoldings NJ Quality Fund, Inc.
BlackRock MuniHoldings NY Quality Fund, Inc.	BlackRock MuniHoldings Quality Fund II, Inc.	BlackRock MuniHoldings Quality Fund, Inc.
BlackRock MuniVest Fund II, Inc.	BlackRock MuniVest Fund, Inc.	BlackRock MuniYield AZ Fund, Inc.
BlackRock MuniYield CA Fund, Inc.	BlackRock MuniYield CA Quality Fund, Inc.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:     ☒

A	Proposal

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01.	Michael J. Castellano	02.	Richard E. Cavanagh	03.	Cynthia L. Egan	04.	Robert Fairbairn
05.	Henry Gabbay	06.	R. Glenn Hubbard	07.	Catherine A. Lynch	08.	John M. Perlowski
09.	Karen P. Robards	10.	Frank J. Fabozzi	11.	W. Carl Kester

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock Muni Intermediate Duration Fund, Inc.	☐	☐	☐	02 BlackRock MuniEnhanced Fund, Inc.	☐	☐	☐
03 BlackRock MuniHoldings CA Quality Fund, Inc.	☐	☐	☐	04 BlackRock MuniHoldings Fund II, Inc.	☐	☐	☐
05 BlackRock MuniHoldings Fund, Inc.	☐	☐	☐	06 BlackRock MuniHoldings NJ Quality Fund, Inc.	☐	☐	☐
07 BlackRock MuniHoldings NY Quality Fund, Inc.	☐	☐	☐	08 BlackRock MuniHoldings Quality Fund II, Inc.	☐	☐	☐
09 BlackRock MuniHoldings Quality Fund, Inc.	☐	☐	☐	10 BlackRock MuniVest Fund II, Inc.	☐	☐	☐
11 BlackRock MuniVest Fund, Inc.	☐	☐	☐	12 BlackRock MuniYield AZ Fund, Inc.	☐	☐	☐
13 BlackRock MuniYield CA Fund, Inc.	☐	☐	☐	14 BlackRock MuniYield CA Quality Fund, Inc.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	BNC2 30683	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PREFERRED SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be Held on July 29, 2019.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUNDS	FUNDS	FUNDS
BlackRock MuniYield Fund, Inc.	BlackRock MuniYield MI Quality Fund, Inc.	BlackRock MuniYield NJ Fund, Inc.
BlackRock MuniYield NY Quality Fund, Inc.	BlackRock MuniYield Quality Fund II, Inc.	BlackRock MuniYield Quality Fund III, Inc.
BlackRock MuniYield Quality Fund, Inc.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:     ☒

A	Proposal

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01.	Michael J. Castellano	02.	Richard E. Cavanagh	03.	Cynthia L. Egan	04.	Robert Fairbairn
05.	Henry Gabbay	06.	R. Glenn Hubbard	07.	Catherine A. Lynch	08.	John M. Perlowski
09.	Karen P. Robards	10.	Frank J. Fabozzi	11.	W. Carl Kester

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock MuniYield Fund, Inc.	☐	☐	☐	02 BlackRock MuniYield MI Quality Fund, Inc.	☐	☐	☐
03 BlackRock MuniYield NJ Fund, Inc.	☐	☐	☐	04 BlackRock MuniYield NY Quality Fund, Inc.	☐	☐	☐
05 BlackRock MuniYield Quality Fund II, Inc.	☐	☐	☐	06 BlackRock MuniYield Quality Fund III, Inc.	☐	☐	☐
07 BlackRock MuniYield Quality Fund, Inc.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	BNC2 30683	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniHoldings Investment Quality Fund that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of BlackRock MuniHoldings Investment Quality Fund to be held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be Held on July 29, 2019

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUND
BlackRock MuniHoldings Investment Quality Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:     ☒

A	Proposal

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR      ☐  To vote all Nominees AGAINST      ☐  To vote all Nominees ABSTAIN  or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Robert Fairbairn	☐	☐	☐
05 Henry Gabbay	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 Catherine A. Lynch	☐	☐	☐	08 John M. Perlowski	☐	☐	☐
09 Karen P. Robards	☐	☐	☐	10 Frank J. Fabozzi	☐	☐	☐
11 W. Carl Kester	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	MFL 30683	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Investment Quality Fund that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of BlackRock MuniYield Investment Quality Fund to be held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be Held on July 29, 2019

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUND
BlackRock MuniYield Investment Quality Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal

1.	To Elect Board Member Nominees:

 ☐    To vote all Nominees FOR    ☐  To vote all Nominees AGAINST    ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Robert Fairbairn	☐	☐	☐
05 Henry Gabbay	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 Catherine A. Lynch	☐	☐	☐	08 John M. Perlowski	☐	☐	☐
09 Karen P. Robards	☐	☐	☐	10 Frank J. Fabozzi	☐	☐	☐
11 W. Carl Kester	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	MFT 30683	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Massachusetts Tax-Exempt Trust that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of BlackRock Massachusetts Tax-Exempt Trust to be held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be Held on July 29, 2019

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUND
BlackRock Massachusetts Tax-Exempt Trust

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal

1.	To Elect Board Member Nominees:

 ☐    To vote all Nominees FOR    ☐  To vote all Nominees AGAINST    ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Robert Fairbairn	☐	☐	☐
05 Henry Gabbay	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 Catherine A. Lynch	☐	☐	☐	08 John M. Perlowski	☐	☐	☐
09 Karen P. Robards	☐	☐	☐	10 Frank J. Fabozzi	☐	☐	☐
11 W. Carl Kester	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	MHE 30683	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Pennsylvania Quality Fund that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of BlackRock MuniYield Pennsylvania Quality Fund to be held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be Held on July 29, 2019

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUND
BlackRock MuniYield Pennsylvania Quality Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal

1.	To Elect Board Member Nominees:

 ☐    To vote all Nominees FOR    ☐  To vote all Nominees AGAINST    ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Robert Fairbairn	☐	☐	☐
05 Henry Gabbay	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 Catherine A. Lynch	☐	☐	☐	08 John M. Perlowski	☐	☐	☐
09 Karen P. Robards	☐	☐	☐	10 Frank J. Fabozzi	☐	☐	☐
11 W. Carl Kester	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	MPA 30683	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Investment Fund that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of BlackRock MuniYield Investment Fund to be held on July 29, 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be Held on July 29, 2019

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30683

FUND
BlackRock MuniYield Investment Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal

1.	To Elect Board Member Nominees:

 ☐    To vote all Nominees FOR    ☐  To vote all Nominees AGAINST    ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Robert Fairbairn	☐	☐	☐
05 Henry Gabbay	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 Catherine A. Lynch	☐	☐	☐	08 John M. Perlowski	☐	☐	☐
09 Karen P. Robards	☐	☐	☐	10 Frank J. Fabozzi	☐	☐	☐
11 W. Carl Kester	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	MYF 30683	M	xxxxxxxx	+

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 29, 2019.

BLACKROCK CLOSED-END FUNDS

Meeting Information
Meeting Type: Joint Annual Meeting
For holders as of: May 30, 2019
Date: July 29, 2019 Time: 10:30 a.m. Eastern Time
Location: BlackRock Advisors, LLC
Park Avenue Plaza
55 East 52nd Street, 11th Floor
New York, NY 10055
You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 16, 2019 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR the following: 1. To Elect Board Member Nominees:

01)	Michael J. Castellano	06)	R. Glenn Hubbard
02)	Richard E. Cavanagh	07)	Catherine A. Lynch
03)	Cynthia L. Egan	08)	John M. Perlowski
04)	Robert Fairbairn	09)	Karen P. Robards
05)	Henry Gabbay

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Items

The Board of Directors recommends you vote FOR the following: 1. To Elect Board Member Nominees:

01)	Michael J. Castellano	07)	Catherine A. Lynch
02)	Richard E. Cavanagh	08)	John M. Perlowski
03)	Cynthia L. Egan	09)	Karen P. Robards
04)	Robert Fairbairn	10)	Frank J. Fabozzi
05)	Henry Gabbay	11)	W. Carl Kester
06)	R. Glenn Hubbard

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Items

        The Board of Directors recommends you

        vote FOR the following proposal:

1.	To Elect Board Member Nominees:

1a.	Michael J. Castellano

1b.	Richard E. Cavanagh

1c.	Cynthia L. Egan

1d.	Robert Fairbairn

1e.	Henry Gabbay

1f.	R. Glenn Hubbard
1g.	Catherine A. Lynch

1h.	John M. Perlowski

1i.	Karen P. Robards

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Items

        The Board of Directors recommends you

        vote FOR the following proposal:

1.	To Elect Board Member Nominees:

        1a.    Michael J. Castellano

        1b.    Richard E. Cavanagh

        1c.    Cynthia L. Egan

        1d.    Robert Fairbairn

        1e.    Henry Gabbay

        1f.     R. Glenn Hubbard

        1g.    Catherine A. Lynch

        1h.    John M. Perlowski

        1i.     Karen P. Robards

        1j.     Frank J. Fabozzi

        1k.     W. Carl Kester

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions